Cove Street Capital Small Cap Value Fund
(the “Fund”)

Supplement dated August 20, 2024, to the
Summary Prospectus and Prospectus,
each dated January 28, 2024, as amended
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The purpose of this supplement is to provide notice that the Fund’s broad-based index benchmark is hereby changed from the Russell 2000® Index to the Bloomberg US Aggregate Equity Total Return Index. This change is being made so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market. The Bloomberg US Aggregate Equity Total Return Index is a float market-cap-weighted benchmark representing approximately 99% of the U.S. equity market by capitalization.
Accordingly, the Average Annual Total Returns table on page 4 of the summary prospectus and page 4 of the prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2023(1)
	One Year	Five Years	Ten Years	Since Inception (9/30/1998)
Institutional Class
Return Before Taxes	18.33%	7.90%	4.33%	9.10%
Return After Taxes on Distributions	16.06%	6.04%	2.75%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	12.11%	5.93%	3.04%	7.63%
Bloomberg US Aggregate Equity Total Return Index (reflects no deduction for fees, expenses or taxes)(2)	26.07%	15.15%	11.45%	8.49%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(2)	16.93%	9.97%	7.16%	8.48%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%	8.87%
(1)The CSC Small Cap Value Fund, a series of CNI Charter Funds, (the “Predecessor Fund”) transferred its assets into the Fund in a tax-free reorganization on January 23, 2012. Performance information shown includes the performance of the Predecessor Fund for periods prior to January 23, 2012.
(2)Effective August 20, 2024, the Fund’s broad-based index benchmark was changed from the Russell 2000® Index to the Bloomberg US Aggregate Equity Total Return Index. This change was made so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market. The Bloomberg US Aggregate Equity Total Return Index is a float market-cap-weighted benchmark representing approximately 99% of the U.S. equity market by capitalization.

This supplement should be retained with your Summary Prospectus and Prospectus.